Exhibit 10.2

ADDITIONAL AGREEMENT

ON FACTORING SERVICES UNDER “FINANCE” PROGRAM

to General Agreement on General Conditions of Factoring Services under “Liquidity”
Program No. 09969-НР as of November 5, 2014

Moscow	November 5, 2014

Open Joint-Stock Company “Bank Otkritie Financial Corporation”, hereinafter referred to as the “Financial Agent”, represented by the Deputy Director of the Factoring Transactions Department, Smirnova Zoya Vladimirovna, acting by power of attorney No. 01/338 issued as of July 22, 2014, on the one part, and TOT MONEY Limited Liability Company, hereinafter referred to as the “Customer”, represented by the General Director, Sbitneva Elena Igorevna, acting on the basis of the Articles of Association, on the other part, hereinafter collectively referred to as the “Parties”, and individually – the “Party”, have entered into this Additional Agreement on Factoring Services under “Finance” Program (hereinafter – the “Additional Agreement”) to General Agreement on General Conditions of Factoring Services under “Liquidity” Program No. 09969-НР as of October 13, 2014 (hereinafter – the agreement) as follows:

1.1. The Parties hereby prescribe that clause 3.11. of the Agreement shall be read as follows:

“3.11 First Payment on the Monetary Claim shall be made by the Financial Agent within three business days from the date of fulfillment by the Customer of the following conditions:

-   the Customer sends Notice on assignment of the Monetary Claim with the Debtor’s note on notification;

-  all Primary Documents are submitted in accordance with Appendix No. 3 to the Agreement and admitted by the Financial Agent to be properly executed documents;

-   there is a clear balance of the Customer’s Funding Limit and respective Debtor’s Funding Limit as of the date of making First Payment;

-   the Debtor failed to redeem the Monetary Claim, which is assigned to the Financial Agent, to the Customer.

1.2. This Additional Agreement becomes effective as of the date of its signing by the Parties.

1.3. The Additional Agreement is valid within the term of the Agreement and ceases to be effective as of the date of termination of the Agreement.

1.4. All other issues, which are not mentioned in this Additional Agreement, shall be governed by the Agreement.

1.5. The Additional Agreement is made in three counterparts, two counterparts for the Financial Agent, one counterpart for the Customer.

1.6. ADDRESSES AND BANK DETAILS OF THE PARTIES

Financial Agent:	Customer:
Open Joint-Stock Company “Bank Otkritie	TOT MONEY Limited Liability Company
Financial Corporation”	TOT MONEY LLC
OJSC “Bank Otkritie Financial Corporation”	17 B Butlerova Str., premises XI, room
Address: 2 Letnikovskaya Str., bldg. 4, Moscow,	58, Moscow, 117342.
115114.	Settlement account
Correspondent account	40702810400000006693 with OJSC
30101810300000000985 with Operational	“Bank Otkritie Financial Corporation”
Department, Moscow	Correspondent account 30101810300000000985
BIC (Bank Identification Number)	BIC (Bank Identification Number) 044525985
044525985	INN (Taxpayer Identification Number) 7714868349
INN (Taxpayer Identification Number)	OKPO (Russian Classifier of Enterprises and
7706092528	Organizations) 09177361
KPP (Tax Registration Reason Code)	Fax: 89032981690
775001001	E-mail: nmaklashova@netelement.com
Tel.: (495) 725-3251
Fax: (495) 797-3250	General Director
www.otkritiefc.ru

Deputy Director of the Factoring

Transactions Department

/s/ Z.V. Smirnova	Z.V. Smirnova	/s/ E.I. Sbitneva	E.I. Sbitneva

L.S.		L.S.